                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                 OCTOBER 3, 2003

                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           NEVADA                      001-14256                 13-3869719
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)



                              1670 BROADWAY STREET
                                   SUITE 2800
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         On September 25, 2003, Westport Resources Corporation, a Nevada corporation (the "Company"), issued a press release announcing the appointment of Michael L. Beatty, Richard D. Dole and Robert F. Semmens and resignation of Robert A. Belfer, Murry S. Gerber and Robert A. Haas as directors of the Company, in each case effective October 1, 2003. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

EXHIBIT
NUMBER                                   EXHIBIT
-------                                  -------
99.1              Press release dated September 25, 2003 entitled "Westport
                  Appoints New Directors."


                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WESTPORT RESOURCES CORPORATION

Date:  October 3, 2003                        By:    /s/ HOWARD L. BOIGON
                                              Name:  Howard L. Boigon
                                              Title: Vice President, General
                                                     Counsel and Secretary

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                     EXHIBIT
-------                                    -------
99.1*             Press release dated September 25, 2003 entitled "Westport
                  Appoints New Directors."

       *Filed herewith.